UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2009 (December 3, 2009)

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 1, 2009, BlackRock, Inc. (“BlackRock”) completed its acquisition of Barclays Global Investors (“BGI”) from Barclays Bank PLC in exchange for an aggregate of 37,566,771 shares of BlackRock common stock and participating preferred stock valued at approximately $8.53 billion and $6.65 billion in cash pursuant to an amended and restated Stock Purchase Agreement, dated as of June 16, 2009.

A Current Report on Form 8-K was filed on December 3, 2009 reflecting the completion of the acquisition. This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed on December 3, 2009. This amendment provides the audited historical and unaudited interim combined financial statements of BGI as required by Item 9.01(a) of Form 8-K and unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and pro forma information were not included in the Form 8-K filed on December 3, 2009. The BGI financial information was prepared and provided to BlackRock by BGI. The remainder of the information contained in the Current Report on Form 8-K filed on December 3, 2009 is not amended hereby.

The pro forma financial information included in this filing reflects adjustments to exclude certain liabilities not assumed in the transaction, such as liabilities related to capital support agreements.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited combined balance sheets of BGI at December 31, 2008, 2007, and 2006, the unaudited combined balance sheet of BGI at September 30, 2009, and the related audited combined statements of income and other comprehensive income, changes in equity and cash flows for the years ended December 31, 2008, 2007, and 2006, and the unaudited combined statements of income and other comprehensive income, changes in equity and cash flows for the nine months ended September 30, 2009 and 2008 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of financial condition at September 30, 2009 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2009 and for the year ended December 31, 2008 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Combined Balance Sheets of Barclays Global Investors at December 31, 2008, 2007, and 2006, the Unaudited Combined Balance sheet of Barclays Global Investors at September 30, 2009, and the related Audited Combined Statements of Income and Other Comprehensive Income, Changes in Equity and Cash Flows for the years ended December 31, 2008, 2007, and 2006, and the Unaudited Combined Statements of Income and other Comprehensive Income, changes in Equity and Cash Flows for the nine months ended September 30, 2009 and 2008.

99.2	Unaudited Pro Forma Condensed Combined Statement of Financial Condition at September 30, 2009 and Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 30, 2009 and for the year ended December 31, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: December 4, 2009	By:	/S/ ANN MARIE PETACH
Ann Marie Petach
Managing Director and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Combined Balance Sheets of Barclays Global Investors at December 31, 2008, 2007, and 2006, the Unaudited Combined Balance sheet of Barclays Global Investors at September 30, 2009, and the related Audited Combined Statements of Income and Other Comprehensive Income, Changes in Equity and Cash Flows for the years ended December 31, 2008, 2007, and 2006, and the Unaudited Combined Statements of Income and other Comprehensive Income, changes in Equity and Cash Flows for the nine months ended September 30, 2009 and 2008.

99.2	Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 30, 2009 and for the year ended December 31, 2008 and unaudited Pro Forma Condensed Combined Statement of Financial Condition at September 30, 2009.

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